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                                                                      EXHIBIT 23





                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 No. 2-75949, 33-11930 and 33-46661.




ARTHUR ANDERSEN LLP



Dallas, Texas
January 27, 1995




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